THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Patrick F. Quan
    Patrick F. Quan
    Secretary

                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                                The Income Fund
                                   of America

                                   Prospectus




                                OCTOBER 1, 1997

THE INCOME FUND OF AMERICA
One Market
Steuart Tower, Suite 1800
San Francisco, CA 94105

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                                           3
Financial Highlights                               4
Investment Policies and Risks                      5
Securities and Investment Techniques               5
Multiple Portfolio Counselor System               10
Investment Results                                12
Dividends, Distributions and Taxes                14
Fund Organization and Management                  14
Shareholder Services                              17


--------------------------------------------------------------------------------

The fund's investment objective is to emphasize current income while secondarily striving to attain capital growth. The fund strives to accomplish this objective by investing in a broadly diversified portfolio of securities including stocks and bonds.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 06-010-1097

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
EXPENSES

The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's assets and are factored into its share price.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                                       5.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.


FUND OPERATING EXPENSES
(as a percentage of average net assets)
--------------------------------------------------------------------------------
Management fees                                                            .29%
 ................................................................................
12b-1 expenses                                                             .24%*
 ................................................................................
Other expenses                                                             .08%
 ................................................................................
Total fund operating expenses                                              .61%

* 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------
One year                                                                   $ 63
 ................................................................................
Three years                                                                $ 76
 ................................................................................
Five years                                                                 $ 90
 ................................................................................
Ten years                                                                  $129

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte and Touche llp, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                    YEARS ENDED JULY 31
                                                    -------------------
                          1997     1996     1995     1994     1993    1992    1991    1990    1989    1988
                         -----------------------------------------------------------------------------------
Net asset value,
beginning of year         $15.89   $14.92   $13.59   $14.47  $13.94  $12.54  $12.11  $13.20  $11.50  $12.54
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income        .86      .87      .85      .83     .85     .85     .86     .82     .90     .82

Net realized gain and
change in unrealized
appreciation
on investments              3.55     1.11     1.29     (.53)    .74    1.48     .53    (.67)   1.68    (.68)

Total income
from  investment
operations                  4.41     1.98     2.14      .30    1.59    2.33    1.39     .15    2.58     .14
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net
investment income           (.90)    (.83)    (.75)    (.83)   (.84)   (.85)   (.89)   (.87)   (.88)   (.80)

Distributions from net
realized gains              (.81)    (.18)    (.06)    (.35)   (.22)   (.08)   (.07)   (.37)    (--)   (.38)

Total distributions        (1.71)   (1.01)    (.81)   (1.18)  (1.06)   (.93)   (.96)  (1.24)   (.88)  (1.18)

Net asset value,
end of year               $18.59   $15.89   $14.92   $13.59  $14.47  $13.94  $12.54  $12.11  $13.20  $11.50
------------------------------------------------------------------------------------------------------------
Total return/1/           29.28%   13.46%   16.42%    1.98%  11.88%  19.16%  12.24%   1.12%  23.43%   1.71%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
(in millions)            $18,814  $14,459  $12,290  $10,537  $9,045  $5,121  $2,771  $2,110  $1,271  $  925

Ratio of expenses to
average net assets          .61%     .62%     .65%     .63%    .62%    .66%    .73%    .67%    .69%    .55%

Ratio of net income to
average net assets         5.09%    5.56%    6.12%    5.92%   6.05%   6.40%   7.23%   7.36%   7.45%   7.14%

Average commission
paid/2/                    3.21c    4.63c    6.20c    6.40c   7.14c   7.05c   7.40c   7.37c   7.46c   7.03c

Portfolio turnover rate   40.92%   37.77%   26.26%   26.42%  29.18%  22.71%  23.35%  18.90%  34.38%  42.83%
------------------------------------------------------------------------------------------------------------

/1/ Excludes maximum sales charge of 5.75%.
/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis without commissions, such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS

The investment objective of the fund is to emphasize current income while secondarily striving to attain capital growth.

The portfolio of the fund is managed to earn current income on, and to anticipate long-term capital growth of, the portfolio as a whole rather than any individual security in it. Generally, substantially all of the fund's portfolio will be invested in income-producing securities; however, the fund under normal market conditions will maintain at least 65% of the value of its assets in income-producing securities. The relative percentages of each type of security in the portfolio may be expected to fluctuate. Normally, at least 60% of the fund will be invested in equity-type securities; however, at times the fund may be invested solely in debt securities or solely in equity-type securities including securities convertible into common stock. Assets may also be held in cash or cash equivalents (such as certain short-term securities, including commercial paper). Finally, the fund may invest in reinsurance related notes and bonds and, to a limited extent (no more than 1 1/2% of its assets), in inverse floating rate notes. Limits on the fund's investment policies are determined at the time of purchase and are based on the fund's net assets, unless otherwise stated. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval.

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE DUE TO MARKET CONDITIONS AND OTHER FACTORS.
--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.


DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 20% of its assets in debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser. These securities are commonly known as "high-yield, high-risk" or "junk" bonds. High-yield, high-risk bonds are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund's high-yield, high-risk securities may be rated as low as Ca by Moody's or CC by S&P which are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of the bond ratings. The 20% limit shall not apply to debt securities that have equity conversion or purchase rights.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

During the fiscal year ended July 31, 1997, the monthly average percentage of the fund's net assets in debt investments was 30%. The average monthly composition of the fund's portfolio based on the higher of Moody's or S&P ratings for the fiscal year was as follows:

--------------------------------------------------------------------------------
Aaa/AAA    9.15%
 ................................................................................
Aa/AA      0.28%
 ................................................................................
A/A        1.54%
 ................................................................................
Baa/BBB    4.13%
 ................................................................................
Ba/BB      5.63%
 ................................................................................
B/B        8.44%
 ................................................................................
Caa/CCC    0.20%
 ................................................................................
Non-rated  0.66%

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
Some or all of these non-rated securities were determined to be equivalent to securities rated by Moody's or S&P as follows:

--------------------------------------------------------------------------------
A/A      0.09%
 ................................................................................
Baa/BBB  0.13%
 ................................................................................
Ba/BB    0.13%
 ................................................................................
B/B      0.24%
 ................................................................................
Caa/CCC  0.07%

 ................................................................................

Money market instruments and cash made up an average of 10.14% of the fund's portfolio.

OTHER SECURITIES

The fund may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

PRIVATE PLACEMENTS

Normally, securities acquired in private placements are subject to contractual restrictions on resale. Any such securities will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of securities that are illiquid.

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------

PASS-THROUGH SECURITIES

The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the bonds' effective maturities.

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The fund may invest in notes and bonds issued by the U.S. Treasury and federal agencies whose interest payments vary with the rate of inflation.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
The fund also may enter into "roll" transactions which are the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

INVESTING IN VARIOUS COUNTRIES

The fund may invest in securities of issuers domiciled outside the U.S. Up to 10% of the fund's assets may be invested in equity-type securities of non-U.S. issuers which are not included in the Standard & Poor's 500 Composite Index, and up to 10% may be invested in debt securities of non-U.S. issuers payable in U.S. dollars. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; differing accounting, auditing and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. The fund can purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the U.S., and the fund may bear certain expenses in connection with currency transactions.
Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.
--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for the fund are listed on the following page.

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------

                                                                       YEARS OF EXPERIENCE AS
                                                                      INVESTMENT PROFESSIONAL
                                                                           (APPROXIMATE)
                                                                      ------------------------
                                            YEARS OF EXPERIENCE
                                           AS PORTFOLIO COUNSELOR     WITH CAPITAL
                                        (AND RESEARCH PROFESSIONAL,   RESEARCH AND
PORTFOLIO COUNSELORS                       IF APPLICABLE) FOR THE      MANAGEMENT
FOR THE INCOME FUND                     INCOME FUND OF AMERICA, INC.   COMPANY OR
  OF AMERICA, INC.    PRIMARY TITLE(S)          (APPROXIMATE)        ITS AFFILIATES TOTAL YEARS
-----------------------------------------------------------------------------------------------
STEPHEN               Senior Vice       13 years (in                 25 years       31 years
E.                    President         addition to 11
BEPLER                of the fund.      years as a
                      Senior Vice       research
                      President,        professional
                      Capital           prior to
                      Research          becoming a
                      Company*          portfolio
                                        counselor for
                                        the fund)
---------------------------------------------------------------------------------------------
ABNER D.              Senior Vice       24 years                     30 years       45 years
GOLDSTINE             President
                      of the fund.
                      Senior Vice
                      President and
                      Director,
                      Capital
                      Research and
                      Management
                      Company
---------------------------------------------------------------------------------------------
GREGG E.              Vice President,   8 years (in                  24 years       24 years
IRELAND               Capital           addition to
                      Research and      5 years as a
                      Management        research
                      Company           professional
                                        prior to
                                        becoming a
                                        portfolio
                                        counselor for
                                        the fund)
---------------------------------------------------------------------------------------------
JANET A.              President of      4 years (in                  15 years       21 years
MCKINLEY              the fund.         addition to
                      Director,         8 years as a
                      Capital           research
                      Research and      professional
                      Management        prior to
                      Company; Senior   becoming a
                      Vice President,   portfolio
                      Capital           counselor for
                      Research          the fund)
                      Company*
---------------------------------------------------------------------------------------------
DINA N.               Vice President    5 years                      6 years        31 years
PERRY                 of the fund.
                      Vice President,
                      Capital
                      Research and
                      Management
                      Company
---------------------------------------------------------------------------------------------
RICHARD               Senior Vice       19 years                     20 years       31 years
T.                    President
SCHOTTE               of the fund.
                      Senior Vice
                      President,
                      Capital
                      Research and
                      Management
                      Company
---------------------------------------------------------------------------------------------
JOHN H.               Vice President    5 years                      14 years       15 years
SMET                  of the fund.
                      Vice President,
                      Capital
                      Research and
                      Management
                      Company
---------------------------------------------------------------------------------------------

 *Company affiliated with Capital Research and Management Company.

--------------------------------------------------------------------------------
  THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield, and/or distribution rate basis. Results calculated without a sales charge will be higher.

- TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

- YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

- DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid by the fund's price for the 12 month period.

                               INVESTMENT RESULTS
                       (FOR PERIODS ENDED JUNE 30, 1997)

                   THE FUND
AVERAGE ANNUAL      AT NET     THE FUND AT MAXIMUM
TOTAL RETURN    ASSET VALUE/1/ SALES CHARGE/1/,/2/ BOND INDEX/3/ S&P 500/4/
--------------------------------------------------------------------------------
One year            21.07%           14.10%            8.15%       34.63%
 ................................................................................
Five years          13.93%           12.59%            7.12%       19.74%
 ................................................................................
Ten years           12.28%           11.62%            8.82%       14.62%
 ................................................................................
Lifetime/5/         14.09%           13.80%            9.29%/6/    14.29%
--------------------------------------------------------------------------------

OTHER FUND RETURNS/1/:
30-Day Yield: 4.46%
Distribution Rate: 5.02%

/1/These fund results were calculated according to a standard that is required for all stock and bond funds.
/2/The maximum sales charge has been deducted.
/3/Lehman Brothers Aggregate Bond Index represents investment grade debt. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/The Standard & Poor's 500 Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/5/For the period beginning December 1, 1973 (when Capital Research and
   Management Company became the fund's investment adviser).
/6/From December 1, 1973 through December 31, 1975, the Lehman Brothers
   Government/Corporate Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist.

--------------------------------------------------------------------------------
                   THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

                          The Fund's Dividend Rates
             as Compared with the Dividend Rates of the S&P 500/1/

              Dividend Rate (percent)
Period        IFA            S&P 500
--------      -----------------------
7/31/87       6.70           2.67
7/31/88       6.84           3.27
7/31/89       6.67           3.04
7/31/90       7.07           3.31
7/31/91       7.09           3.11
7/31/92       6.05           2.89
7/31/93       6.19           2.79
7/31/94       6.06           2.80
7/31/95       5.55           2.41
7/31/96       5.19           2.28
7/31/97       4.74           1.61

/1/ The 12-month dividend rate is calculated by taking the total of the trailing 12 months' dividends and dividing by the month-end net asset value adjusted for capital gains. All numbers are calculated by Lipper Analytical Services.



                             [GRAPH APPEARS HERE]

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis for comparitive purposes. The fund recorded positive returns in each of the last ten fiscal years (which end in July).

1987 -  0.72
1988 - 14.79
1989 - 22.99
1990 - -3.03
1991 - 23.78
1992 - 12.03
1993 - 14.01
1994 - -2.50
1995 - 29.08
1996 - 15.23


Past results are not an indication of future results.

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund pays dividends, which may fluctuate, four times each year usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.
--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1969 and reorganized as a Maryland corporation in 1983. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters which require

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                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company is composed of a basic management fee which may not exceed 0.24% of the fund's average net assets annually and declines at certain asset levels and 2.25% of the fund's gross investment income for the preceding month. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the Plan were incurred within the preceeding 12 months and accrued while the Plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount.

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                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                     CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                            (8 A.M. TO 8 P.M. ET):
                                800/421-0180

                            [MAP OF UNITED STATES]

WESTERN SERVICE CENTER
American Funds
Service Company
P.O. Box 2205
Brea, California
92822-2205
Fax: 714/671-7080

WESTERN CENTRAL
SERVICE CENTER
American Funds
Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522
Fax: 210/530-4050

EASTERN CENTRAL
SERVICE CENTER
American Funds
Service Company
P.O. Box 6007
Indianapolis, Indiana
46206-6007
Fax: 317/735-6620

EASTERN SERVCE CENTER
American Funds
Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280
Fax: 804/670-4773

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                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES
ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

- Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

- Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

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  THE INCOME FUND OF AMERICA / PROSPECTUS 1997

- Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

- Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone or computer, including American FundsLine(R) or American FundsLine OnLineSM (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

- Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS

--------------------------------------------------------------------------------
To establish an account.................................................  $1,000
 For a retirement plan account..........................................  $  250
 For a retirement plan account through payroll deduction................  $   25
To add to an account....................................................  $   50
 For a retirement plan account..........................................  $   25

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                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                      SALES CHARGE AS A
                                        PERCENTAGE OF
                                      -----------------     DEALER
                                                  NET    CONCESSION AS
                                      OFFERING  AMOUNT  % OF OFFERING
INVESTMENT                             PRICE   INVESTED     PRICE
--------------------------------------------------------------------------------

Less than $50,000                      5.75%     6.10%     5.00%
 ................................................................................
$50,000 but less than $100,000         4.50%     4.71%     3.75%
 ................................................................................
$100,000 but less than $250,000        3.50%     3.63%     2.75%
 ................................................................................
$250,000 but less than $500,000        2.50%     2.56%     2.00%
 ................................................................................
$500,000 but less than $1 million      2.00%     2.04%     1.60%
 ................................................................................
$1 million or more and certain
other investments described below  see below see below see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution and/or by American Funds Distributors on these investments. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution and/or by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During the current fiscal year, American Funds Distributors will also provide additional compensation to the top one hundred

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                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

- Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by", as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

- Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

- Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

- Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

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                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLineSM (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone or computer, including American FundsLine(R) or American FundsLine OnLineSM (see below), or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sale of shares held in corporate, partnership or fiduciary accounts.

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                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLineSM. To use this service, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds' Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone, computer (including American FundsLine(R) or American FundsLine OnLineSM) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
NOTES

  THE INCOME FUND OF AMERICA / PROSPECTUS 1997

        FOR SHAREHOLDER SERVICES               FOR DEALER SERVICES

        American Funds                         American Funds
        Service Company                        Distributors
        800/421-0180 ext. 1                    800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION
              American                         American Funds
              FundsLine(R)                     Internet Web site
              800/325-3590                     http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 ------------------------------------------------------------

                    OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL              STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS          INFORMATION (SAI)


 Includes financial              Contains more detailed
 statements, detailed            information on all aspects
 performance information,        of the fund, including the
 portfolio holdings, a           fund's financial statements.
 statement from portfolio
 management and the
 independent auditor's report
 (in the annual report).

                                 A current SAI has been filed
                                 with the Securities and
                                 Exchange Commission ("SEC").
                                 It is incorporated by
                                 reference into this
                                 prospectus and is available
                                 along with other related
                                 materials on the SEC's
                                 Internet Web site at
                                 http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of
 the fund's personal
 investing policy.

 To request a free copy of any of the documents above:

 Call American Funds   or        Write to the Secretary of
 Service Company 800/421-0180    the fund P.O. Box 7650San
 ext. 1                          Francisco, CA 94120

This prospectus has been printed on recycled paper.

                                                                  [RECYCLE LOGO]

24